UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

S&W SEED COMPANY

(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2102 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 506-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 18, 2020, S&W Seed Company Australia Pty Ltd (“S&W Australia”), a wholly owned subsidiary of S&W Seed Company, entered into a definitive share sale agreement (the “Purchase Agreement”) with Ann Elizabeth Damin (the “Seller”) and Robert Damin, pursuant to which S&W Australia agreed to acquire the entire share capital of Pasture Genetics Pty Ltd. (“PG”) from the Seller for a total maximum value of approximately USD $13.5 million (AUD $20.0 million) (the “Acquisition”). The closing of the Acquisition is expected to occur on or before February 28, 2020.

Initial consideration of USD $8.1 million (AUD $12.0 million) for the Acquisition will consist of an upfront cash payment of approximately USD $700,000 (AUD $1.0 million) and an anticipated debt financing of approximately USD $7.4 million (AUD $11.0 million), comprised of a refinancing of PG’s working capital facility to be guaranteed by S&W Australia and an expansion of S&W Australia’s credit facilities with National Australia Bank Ltd. (“NAB”). A potential earn-out payment of up to USD $5.4 million (AUD $8.0 million) (the “Earn-Out”) is payable on September 30, 2022 (the “Earn-Out Date”). The amount of any Earn-Out will be equal to the excess, if any, of (a) 7.5, multiplied by the average of an agreed-upon calculation of PG’s earnings over fiscal years 2021 and 2022, above (b) AUD $12.0 million, subject to downward adjustment if, at closing, the total of PG’s accounts receivable balance and value of inventory is less than an agreed-upon level. At S&W Australia’s election, up to 50% of the Earn-Out may be paid in shares of S&W Seed Company’s common stock (the “Earn-Out Shares”).

The Purchase Agreement includes customary representations, warranties and covenants by the parties, as well as customary termination provisions. S&W Australia’s right to bring claims for breach of warranty is subject to per-claim and total claims thresholds, as well as a cap on total claims as calculated in accordance with the Purchase Agreement, subject to certain specified exceptions. S&W Australia may offset warranty claims against the amount of any Earn-Out. S&W Australia’s right to assert warranty claims expires on September 30, 2022 or, in the case of certain fundamental warranties, on the date that is five business days following the six year anniversary of the closing.

The Purchase Agreement also provides that, subject to certain limited exceptions, the Seller and certain affiliated parties will not compete with the acquired business, directly or indirectly for a period of up to five years. The Seller and certain affiliated parties have also agreed to protect PG’s customer, employee and supplier relationships by agreeing that they will not engage in specified conduct that could impair those relationships.

At execution of the Purchase Agreement, PG was a customer of S&W Australia. There were no other material relationships between S&W Australia or its affiliates and any of the parties to the Purchase Agreement, other than in respect of the Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

Subject to the terms and conditions of the Purchase Agreement, Seller is irrevocably committed to purchase the Earn-Out Shares from S&W Seed Company at a per share purchase price equal to the volume-weighted average purchase price of S&W Seed Company’s common stock during the 10-day period ending immediately prior to the Earn-Out Date; provided, however, that the total number of Earn-Out Shares may not exceed 19.9% of S&W Seed Company’s issued and outstanding shares of common stock as of February 17, 2020.

For the issuance of the Earn-Out Shares S&W Seed Company is relying on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided under Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder. Seller has represented that it is an “accredited investor” as such term is defined in Rule 501 under the Securities Act and that the securities to be acquired by it will be acquired solely for its own account and for investment purposes and not with a view to the future sale or distribution.

Forward Looking Statements

Statements in this report that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements regarding timing of the closing of the Acquisition, refinancing of PG’s working capital facility and expansion of S&W Australia’s credit facilities with NAB. Words such as “may,” “future,” “plan” or “planned,” “will” or “should,” “expected,” “anticipates,” “draft,” “eventually,” or “projected” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in such statements, including the risks that certain closing conditions may not be timely completed or waived and that the debt financing matters described above may be delayed. Other risks are identified in S&W Seed Company's filings with the Securities and Exchange Commission, including, without limitation,

S&W Seed Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2019, and in S&W Seed Company's other filings subsequently made with the Securities and Exchange Commission. All forward-looking statements contained in this report speak only as of the date on which they were made. S&W Seed Company does not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

Dated: February 24, 2020
	By:	/s/ Matthew K. Szot
Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer